SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): November 24, 1999 (November 12, 1999)


                          Rare Medium Group, Inc.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware              000-13865               23-2368845
       ---------------      ---------------------    -------------------
       (State or Other      (Commission File No.)      (IRS Employer
       Jurisdiction of                               Identification No.)
       Incorporation)


           565 Fifth Avenue, 29th Floor, New York, New York 10017
        ------------------------------------------------------------
        (Address of Principal Executive Offices, including Zip Code)


                               (212) 883-6940
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 2.   Acquisition or Disposition of Assets.

           On November 12, 1999 (the "Closing Date"), pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the 12th day of November, 1999, by and among Rare Medium Group Inc., a Delaware corporation ("RMG") and College Media, Inc., a New York corporation ("CMJ"), Robert Haber, Joanne Haber, Lee Haber and Diane Turofsky (collectively, the "CMJ Stockholders"), RMG acquired from the CMJ Stockholders 30.3025 shares of common stock, no par value per share, of CMJ (the "CMJ Common Stock"), representing twenty-five percent (25%) of the then outstanding shares of CMJ Common Stock on a fully diluted basis (assuming exercise of options to purchase CMJ Common Stock outstanding immediately prior to the Closing Date).

           CMJ is a multi-platform media company providing both music consumers and music industry professionals with music news, commentary, market data and industry analysis focusing on the college and emerging music markets.

           The purchase price for the CMJ Common Stock was $4,000,000, consisting of an aggregate of $1,000,000 in cash from funds on hand and an aggregate of 180,860 shares of common stock, par value $0.01 per share, of RMG (the "RMG Common Stock") (valuing the RMG Common Stock at $16.5874 per share, the average of the closing bid prices per share for the ten trading days immediately prior to the Closing Date).

           On the Closing Date, CMJ, Changemusic.com, Inc., a Delaware corporation and an approximately ninety-six percent (96%) owned subsidiary of RMG ("Changemusic.com"), and CMJ.com, Inc., a newly formed Delaware corporation ("CMJ.com"), entered into an Agreement and Plan of Merger, dated as of the 12th day of November, 1999 (the "Merger Agreement"), pursuant to which each of Changemusic.com and CMJ merged with and into CMJ.com (the "Merger") on November 15, 1999 (the "Effective Time"), with CMJ.com as the surviving corporation in the Merger.

           Each share of common stock, par value $0.01 per share, of Changemusic.com (the "Changemusic.com Common Stock") outstanding immediately prior to the Merger was converted into and became 4,931.109794 shares of common stock, par value $0.01 per share, of CMJ.com (the "CMJ.com Common Stock"), such that the former holders of Changemusic.com Common Stock collectively received an aggregate of 511,508.95 shares of CMJ.com Common Stock, representing 55.932322% of the CMJ.com Common Stock outstanding immediately following the Effective Time (or 51.150895% assuming exercise of options to purchase CMJ.com Common Stock outstanding immediately following the Effective Time).

           Each share of CMJ Common Stock outstanding immediately prior to the Merger was converted into and became 4,030.05116 shares of CMJ.com Common Stock, such that the former holders of CMJ Common Stock (including
 RMG) collectively received an aggregate of 403,005.12 shares of CMJ.com Common Stock, representing 44.0676785% of the CMJ.com Common Stock outstanding immediately following the Effective Time (or 48.849105% assuming exercise of options to purchase CMJ.com Common Stock outstanding immediately following the Effective Time).

           Immediately following the Effective Time, RMG collectively received an aggregate of 615,231.6047 shares of CMJ.com Common Stock, representing 67.2741544% of the CMJ.com Common Stock outstanding immediately following the Effective Time (or 61.5231605% assuming exercise of options to purchase CMJ.com Common Stock outstanding immediately following the Effective Time).

           The exchange ratios referred to above were arrived at through arms-length negotiation.

           Immediately following the Effective Time, the Board of Directors of CMJ.com consisted of (i) two directors designated by the former holders of a majority of the Changemusic.com Common Stock outstanding immediately prior to the Effective Time, (ii) two directors designated by the former holders of a majority of the CMJ Common Stock outstanding immediately prior to the Effective Time (assuming exercise of options to purchase CMJ Common Stock outstanding immediately prior to the Effective Time) and (iii) one director designated by the holders of a majority of the Series A Preferred Stock (as hereinafter defined) outstanding immediately following the Effective Time, such that designees of RMG constituted three of the five directors of CMJ.com immediately following the Effective Time.

           Additionally, on the Closing Date, pursuant to the terms of a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of the 12th day of November, 1999, between RMG and CMJ.com, RMG acquired 1,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of CMJ.com (the "Series A Preferred Stock") and a warrant (the "Warrant") to purchase up to 1,000 additional shares of Series A Preferred Stock. The Series A Preferred Stock purchased by RMG on the Closing Date is initially convertible into 179,028 shares of CMJ.com Common Stock, or 15.1843722% of the CMJ.com Common Stock outstanding on a fully diluted basis assuming exercise of options to purchase CMJ.com Common Stock outstanding immediately following the Effective Time and conversion of such shares of Series A Preferred Stock.

           The purchase price for the Series A Preferred Stock and the Warrant was $7,000,000 in cash. In the event RMG elects to exercise the Warrant (which may be exercised in whole or in part at any time prior to the earlier of (i) 5:00 p.m. New York time on November 12, 2001 and (ii) ninety (90) days subsequent to the closing of a Qualifying Initial Public Offering (as such term is defined in the Securities Purchase Agreement)), the exercise price is $8,400 per share in cash. The consideration for the Series A Preferred Stock and the Warrant was arrived at through arms-length negotiation. The source of funds for RMG's purchase price for the Series A Preferred Stock and the Warrant was from funds on hand.

           The foregoing description of each of the Stock Purchase Agreement, the Merger Agreement and the Securities Purchase Agreement contained in this Form 8-K is a brief summary of the provisions thereof but does not purport to be complete. This summary is qualified in its entirety by reference to the Stock Purchase Agreement, the Merger Agreement and the Securities Purchase Agreement, a copy of each of which is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

           (a)  Financial Statements of Businesses Acquired.

                The financial statements specified in Item 7(a) of Form 8-K will be filed by amendment to this report not later than 60 days after the date of this report.

           (b)  Pro Forma Financial Information.

                The pro forma financial information specified in Item 7(b) of Form 8-K will be filed by amendment to this report not later than 60 days after the date of this report.

           (c)  Exhibits.

                Exhibit No.   Description

                2.1 Agreement and Plan of Merger, dated as of the 12th day of November, 1999, by and among Changemusic.com, Inc., a Delaware corporation, College Media, Inc., a New York corporation, and CMJ.com, Inc., a Delaware corporation.

                2.2 Stock Purchase Agreement dated as of the 12th day of November, 1999, by and among College Media, Inc., a New York corporation, Robert Haber, Joanne Haber, Lee Haber, Diane Turofsky and Rare Medium Group, Inc., a Delaware corporation.

                2.3 Securities Purchase Agreement, dated as of the 12th day of November, 1999, between Rare Medium Group, Inc., a Delaware corporation, and CMJ.com, Inc., a Delaware corporation.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      RARE MEDIUM GROUP, INC.
                                      (Registrant)


DATE:  November 24, 1999              By: /s/ Jeffrey J. Kaplan
                                         ----------------------------------
                                         Name:  Jeffrey J. Kaplan
                                         Title: Executive Vice President
                                                and Chief Financial Officer